Exhibit 99.1

Annual Meeting of Shareholders May 3, 2011

Special Cautionary Notice Regarding Forward-Looking Statements During the course of this presentation, there may be projections and forward-looking statements regarding events or the future financial performance of ACNB Corporation. We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause actual results to differ materially from the anticipated results expressed in these forward-looking statements. ACNB Corporation assumes no duty to update the forward-looking statements made in this presentation.

Banking Industry Profile Source: FDIC, 2010 Banking Profile 2005 2006 2007 2008 2009 2010 Return on Assets 1.28% 1.28% 0.81% 0.03% (0.08%) 0.66% ROA Return on Equity 12.43% 12.30% 7.75% 0.35% (0.77%) 5.99% ROE Net Interest 3.47% 3.31% 3.29% 3.16% 3.47% 3.76% Margin Net Charge-Offs 0.49% 0.39% 0.59% 1.29% 2.52% 2.54% to Loans Number of 52 50 76 252 702 884 Problem Institutions Number of 0 0 3 25 140 157 Failed Institutions

ACNB Corporation - 2010 Net Income = $8,419,000 Dividends Paid in Cash = $4,506,000 Percent of Earnings Paid = 53.5% Retained Earnings to Support Future Growth = $3,913,000 Percent of Earnings Retained = 46.5% FDIC Peer Group (1,166 Banks) Dividend Payout Ratio = 26.3%

Year-End Comparisons December 31, 2010 Sources: ACNB 10-K, FDIC Banking Profile ACNB FDIC Insured Corporation Institutions ROA 0.86% 0.66% ROE 9.15% 5.99% Yield on Loans 5.43% 5.97% Yield on Securities 4.02% 3.34% Cost of Interest Bearing Deposits 0.96% 1.40% Net Interest Margin 3.92% 3.76% Total Overhead Expense (% of Assets) 2.70% 2.93% Efficiency Ratio 59.6% 68.3% Capital – Tier 1 Leverage 8.54% 8.90% Capital – Total Risk-Based 13.71% 15.29% Loans – Net Charge-Offs 0.47% 2.54% Loans – Non-Performing to Total Loans 2.35% 4.87% Dividend Payout Ratio 53.5% 26.3%

2010 CEO Compensation Report Source: 2011 Corporate Proxy Financial Institution Asset Size Millions ($) Net Income Millions ($) Base Salary Cash Bonus Equity Awards Total ACNB Corporation $968.7 $8.4 $285,000 $12,850 $0 $297,850 Gettysburg, PA F & M Trust $951.9 $7.6 $231,634 $37,060 $11,700 $280,394 Chambersburg, PA Peoples Bank/Codorus Valley $957.3 $5.2 $290,000 $0 $42,626 $332,626 York, PA Orrstown Financial $1,512.0 $16.5 $399,051 $196,160 $34,860 $630,071 Shippensburg, PA Tower/Graystone $2,747.0 $1.2 $435,000 $84,385 $83,680 $603,065 Harrisburg, PA

2010 Director Compensation Report Source: 2011 Corporate Proxy Financial Institution Asset Size Millions ($) Net Income Millions ($) Total Director Fees Average Director Fees ACNB Corporation $968.7 $8.4 $208,983 $21,465 Gettysburg, PA F & M Trust $951.9 $7.6 $312,686 $31,269 Chambersburg, PA Peoples Bank/Codorus Valley $957.3 $5.2 $202,275 $28,896 York, PA Orrstown Financial $1,512.0 $16.5 $393,328 $43,703 Shippensburg, PA Tower/Graystone $2,747.0 $1.2 $791,104 $49,444 Harrisburg, PA

David W. Cathell EVP, Treasurer & Chief Financial Officer

Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA) The Federal Deposit Insurance Corporation Improvement Act requires that institutions be classified, based on their risk-based capital ratios into one of five defined categories: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized. FDICIA Standard, Well Capitalized ACNB Bank at 12/31/2010 Tier 1 Leverage Ratio Total Risk-Based Capital Ratio Greater than or Equal to 5.0% 8.24% Greater than or Equal to 10.0% 13.25%

Regulation of Bank The Pennsylvania Department of Banking, which has primary supervisory authority over banks chartered in Pennsylvania, regularly examines banks in such areas as reserves, loans, investments, management practices, and other aspects of operations. The FDIC is the primary federal regulator of state-chartered banks and also regularly examines state-chartered banks for safety and soundness. These examinations are designed for the protection of the subsidiary bank’s depositors rather than ACNB’s stockholders.

 In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of ACNB Corporation and Subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. ParenteBeard LLC Report on Financial Statements Report of Independent Auditors

ParenteBeard LLC Report on Internal Controls Report of Independent Auditors In our opinion, ACNB Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

ACNB Corporation Balance Sheet Trends At Year-End in Millions of Dollars

Net Interest Income At Year-End in Millions of Dollars

Stockholders’ Equity At Year-End in Millions of Dollars

Book Value Per Share At Year-End in Dollars

James P. Helt EVP/Banking Services

Total Loans At Year-End in Millions of Dollars

Loan Volume by Segment At Year-End in Millions of Dollars

Allowance for Loan Losses At Year-End as Percentage of Total Loans Industry Peer Group includes: All Commercial Banks with asset size of $300 million to $1 billion/FDIC Uniform Bank Performance Report

Non-Performing Loans At Year-End as Percentage of Total Loans Industry Peer Group includes: All Commercial Banks with asset size of $300 million to $1 billion/FDIC Uniform Bank Performance Report

Other Real Estate Owned At Period-End in Thousands of Dollars

Net Loan Losses to Total Loans Industry Peer Group includes: All Commercial Banks with asset size of $300 million to $1 billion/FDIC Uniform Bank Performance Report At Year-End as Percentage of Total Loans

Total Deposits At Year-End in Millions of Dollars

Deposit Volume by Segment At Year-End in Millions of Dollars

Lynda L. Glass EVP & Secretary

2010 Key Strategic Decisions Bank Charter Conversion and Rebranding Listing on The NASDAQ Capital Market Introduction of the ACNB Corporation Dividend Reinvestment and Stock Purchase Plan

Bank Charter Conversion & Rebranding Effective October 4, 2010. Conversion from a national banking association to a Pennsylvania state-chartered bank and trust company. State bank charter better serves the needs of a community bank.

Bank Charter Conversion & Rebranding Removal of “National” from the Bank’s name was required. Adams County National Bank no longer served the Bank well with continued expansion outside of Adams County. ACNB Bank is consistent with ACNB Corporation and the stock symbol of ACNB.

Bank Charter Conversion & Rebranding

Listing on The NASDAQ Capital Market Effective December 20, 2010. Increase liquidity for shareholders. Provide greater access to capital markets for future growth. Expand the future shareholder base of ACNB Corporation.

Listing on The NASDAQ Capital Market ACNB Corporation Stock Price April 29, 2010 – April 29, 2011 In Dollars Source: www.nasdaq.com X 12/20/2010

Dividend Reinvestment & Stock Purchase Plan Effective January 24, 2011. Means of growing ACNB Corporation capital. Convenient and economical method for shareholders to invest in ACNB Corporation common stock.

Dividend Reinvestment & Stock Purchase Plan As of the First Plan Dividend Date of March 15, 2011 213 Plan Participants/8.5% of Registered Holders 142,448 Enrolled Plan Shares $27,059 Dividends Reinvested $59,400 Voluntary Cash Purchases $86,459 Total Plan Investment $15.255 Plan Stock Price Paid 5,668 New Plan Shares

2011 Strategic Direction Overview Asset growth driven by loan growth at ACNB Bank, with funding primarily a result of deposit growth. Contributions to net income from ACNB Bank Trust & Investment Services and Russell Insurance Group, Inc. Expense management and control throughout ACNB Corporation’s subsidiaries. Enhancements to capital via retained earnings and the ACNB Corporation Dividend Reinvestment and Stock Purchase Plan. Evaluation of opportunities to grow inorganically via acquisitions.

www.acnb.com Investor Relations

Frank C. Russell, Jr. President & CEO

Russell Insurance Group EPS Earnings Per Share at Year-End

Russell Insurance Group Net Income GAAP Basis at Period-End

Paul H. Ketterman, Jr. SVP & Senior Trust Officer

Trust Department Assets At Year-End in Millions of Dollars

Trust Department Fee Income At Year-End in Thousands of Dollars

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